united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801____________________

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2020

Item 1. Reports to Stockholders.

Class A Shares (BHTAX)

Semi-Annual Report

June 30, 2020

1-877-760-0005

WWW.BH-ADV.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.beechhilltotalreturnfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker- dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

June 30, 2020

Dear Shareholders,

That the first half of 2020 was eventful is a grand understatement. In the first six months we have avoided a near military conflict with Iran, witnessed a presidential impeachment trial, suffered through an oil price war, and remain amid a global pandemic causing untold human suffering, fatality, and a virtual shutdown of the global economy. We have seen a market correction in hyper speed, dropping the S&P 500 Index 34% in 30 days from it’s high in late February until the 23rd of March. With hindsight one can suppose the severe pullback was a result of an emotional response to an unprecedented pandemic and the uncertainty over how it would unfold. Indiscriminate selling abated in late March and domestic equity indexes began a steady climb buoyed by the aggressive response of the US Federal Reserve and US fiscal policy measures and faith that those in the medical science profession will prevail over the Covid-19 virus. The Fund declined 6.39% for the first half of 2020, with the S&P 500 off 3.08% and the Bloomberg Barclays US Aggregate Bond Index up 6.14%. We do see cause for guarded optimism due to the continued US fiscal and central bank open ended support, the ongoing measured reopening of our economy, positive developments regarding virus data as well as promising vaccines and clinical treatments.

The US Federal Reserve, educated in a trial by fire in the 2008 financial crisis, moved early, decisively, and in size to enact measures to enhance liquidity and support credit facilities. This ensured our equity, bond and esoteric credit markets would maintain functionality and assuage the fears of wary participants. The dramatic fiscal response followed suit with the CARES Act at an approximate cost of $2 Trillion and indicated there will be more as needed to make up for the lost revenues and wages as a result of the forced closures. We believe these forceful actions and intentions cannot be understated in importance in providing much needed support until we are able to operate unrestricted economically. Federal Reserve Chair Jerome Powell’s comments included that “we will continue to use these powers forcefully, proactively, and aggressively until we are confident that we are solidly on the road to recovery” and “We should make them whole. They did not cause this.” This crisis is uniquely different from others in the past as it was not caused by faulty investment or business decisions, irresponsible consumer behavior, or geopolitical acts but rather mandated for public safety. As such we can continue to expect the response to be dramatic as the US government has tacitly accepted responsibility for the economic stall and will continue to be all in as needed to cushion the downside and refuel future growth. If history is any guide, the strategy of “fighting the Fed” has been a losing proposition, meaning don’t bet against a recovery both in the economy and financial markets.

Our initial investment response was to pare back positions most directly affected by the virus and raise cash well before isolation measures were implemented. As the virus trajectory rose, we continued to be net sellers. We then, as in all corrections, begin the screening process for companies that are “on sale” as prospects for future inclusion in the fund. As markets stabilize, we begin to prudently and consistently add partial positions with the knowledge that realizing when the bottom occurs is a luxury only available in hindsight. It is obvious that business conditions have suffered greatly over the past few months, forward revenue and earnings for the majority will be weakened with some experiencing catastrophic declines. Sadly, not all will survive, and it will hasten the decline of firms and industries that are already suffering competitive pressures from disruptive upstarts and new technologies. We are looking to add these beneficiaries of change at price

7125-NLD-8/20/2020

multiples discounted from their normal valuations. Additionally, we place greater emphasis on including companies with strong balance sheets, dominant market positions, and those that do not need access to the capital markets for survival. Greatest gains were seen in the technology and consumer discretionary sectors as investors added risk and more volatile names to profit from the rally; technology benefitting from the adoption of various internet enabled communication, collaboration, cloud storage and online commerce and services while the consumer discretionary group rebounded from the lows in March as spending exceeded projections. Defensive and more income-oriented groups such as utilities and consumer staples have lagged as their conservative growth profiles were more supportive during the downdraft of the first quarter thus providing lower “bounce” potential. Our Fund performed in the same fashion, with growth leading income due to its much higher concentration in technology. Income oriented positions, although lagging, continue to provide favorable yields and consistent cash flow and will benefit when investor appetites inevitably broaden beyond large cap technology companies.

Positively data points continue to reflect improvement. The Commerce Department reported consumer spending figures ticking up since May according to credit card data. The weekly report of the number of workers receiving unemployment benefits continues to fall. Stimulus checks have been received and Paycheck Protection Program (“PPP”) loans distributed. Additional stimulus measures are being negotiated. All helpful in maintaining the economic rebound. The great risk for investors will be continuity. We will need ongoing and consistent data, solid labor markets and confident consumers and business leaders willing to spend. A negative feedback loop either due to another viral acceleration or a hiccup in corporate data would be adversely interpreted in the equity markets. The path of the economy will mirror the course of the virus until a vaccine is widely available. With that we remain in an invested posture as we believe the market and economy have more potential upside.

Best regards,

Beech Hill Advisors

7125-NLD-8/20/2020

Beech Hill Total Return Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

Average Annual Total Return through June 30, 2020*, as compared to its benchmark:

			3 Year	5 Year	Since Inception***
	Six Month	1 Year	(Annualized)	(Annualized)	(Annualized)
Beech Hill Total Return Fund Class A	(6.39)%	1.28%	4.85%	3.53%	4.37%
Beech Hill Total Return Fund Class A with load	(10.17)%	(2.80)%	3.44%	2.69%	3.92%
S&P 500 Total Return Index **	(3.08)%	7.51%	10.73%	10.73%	12.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.00%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s advisor has contractually agreed to reduce its fees and to reimburse expenses at least until April 30, 2021. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees is 2.70% for Class A shares per the most recent prospectus. The Fund’s total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75% of average daily net assets attributable to Class A, per the most recent prospectus. Purchases of $1 million or more of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within the first 18 months after purchase. Redemptions of Class A shares held less than 30 days are subject to a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-760-0005.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	Inception date is January 24, 2011.

Holdings by Industry as of June 30, 2020	% of Net Assets
Pharmaceuticals	13.8%
Internet	12.7%
Semiconductors	9.0%
Electric	7.7%
Telecommunications	7.2%
Short Term Investment	6.8%
Oil & Gas	3.7%
Retail	3.6%
Aerospace Defense	3.5%
Software	3.3%
Other Investments	28.6%
Assets in Excess of Other Liabilities	0.1%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

Shares		Fair Value
	COMMON STOCK - 86.4%
	AEROSPACE/DEFENSE - 3.5%
1,575	L3Harris Technologies, Inc.	$267,230
3,502	Raytheon Co.	215,793
		483,023
	AIRLINES - 1.2%
5,000	Southwest Airlines, Co.	170,900

	BANKS - 2.2%
6,000	Citigroup, Inc.	306,600

	BEVERAGES - 2.0%
6,000	Coca-Cola Co.	268,080

	BIOTECHNOLOGY - 1.0%
1,500	Exact Sciences Corp. *	130,410

	COMMERCIAL SERVICES - 2.0%
1,550	Paypal Holdings, Inc. *	270,057

	COMPUTERS - 1.9%
700	Apple, Inc.	255,360

	COSMETICS/PERSONAL CARE - 2.2%
2,500	Procter & Gamble Co.	298,925

	ELECTRIC - 7.7%
2,500	Dominion Energy, Inc.	202,950
3,000	Entergy Corp.	281,430
8,000	Exelon Corp.	290,320
5,500	Public Service Enterprise Group, Inc.	270,380
		1,045,080
	HEALTHCARE-SERVICES - 3.2%
425	Humana, Inc.	164,794
1,600	Laboratory Corp. of America Holdings *	265,776
		430,570
	INTERNET - 12.7%
350	Alphabet, Inc. *	496,318
200	Amazon.com, Inc. *	551,764
1,500	Facebook, Inc. *	340,605
475	Netflix, Inc. *	216,144
3,700	Uber Technologies, Inc. *	114,996
		1,719,827

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Shares		Fair Value
	COMMON STOCK - 86.4% (Continued)
	MEDIA - 2.4%
14,000	ViacomCBS, Inc.	$326,480

	OIL & GAS - 3.7%
3,000	Phillips 66	215,700
4,800	Valero Energy Corp.	282,336
		498,036
	PHARMACEUTICALS - 13.8%
5,000	AbbVie, Inc.	490,900
8,000	Bristol-Myers Squibb Co.	470,400
2,675	Johnson & Johnson	376,185
4,000	Merck & Co., Inc.	309,320
7,000	Pfizer, Inc.	228,900
		1,875,705
	PRIVATE EQUITY - 1.6%
3,800	Blackstone Group, Inc.	215,308

	RETAIL - 3.6%
1,500	McDonald’s Corp.	276,705
3,000	Starbucks Corp.	220,770
		497,475
	SEMICONDUCTORS - 9.0%
4,500	Applied Materials, Inc.	272,025
1,250	Broadcom, Inc.	394,512
3,100	QUALCOMM, Inc.	282,751
3,200	Teradyne, Inc.	270,432
		1,219,720
	SOFTWARE - 3.3%
1,500	Microsoft Corp.	305,265
780	salesforce.com, Inc. *	146,117
		451,382
	TELECOMMUNICATIONS - 7.2%
8,000	AT&T, Inc.	241,840
7,500	Cisco Systems, Inc.	349,800
15,000	Corning, Inc.	388,500
		980,140
	TRANSPORTATION - 2.2%
2,725	United Parcel Service, Inc.	302,965

	TOTAL COMMON STOCK (Cost $10,025,821)	11,746,043

	PREFERRED STOCK - 4.6%
	CHEMICALS - 2.3%
7,000	International Flavors & Fragrances, Inc., 6.00%, 9/15/2021	310,100

	ELECTRIC UTILITIES - 2.3%
6,500	NextEra Energy, Inc., 4.87%. 9/1/2022	315,510

	TOTAL PREFERRED STOCK (Cost $679,153)	625,610

See accompanying notes to financial statements.

Beech Hill Total Return Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Shares		Fair Value
	REAL ESTATE INVESTMENT TRUST (REIT) - 2.1%
2,000	Digital Realty Trust, Inc. (Cost $269,619)	$284,220

	SHORT-TERM INVESTMENT - 6.8%
	MONEY MARKET FUND - 6.8%
919,441	Dreyfus Treasury Prime Cash Management, Institutional Class 0.08%** (Cost $919,441)	919,441

	TOTAL INVESTMENTS - 99.9% (Cost $11,894,034)	$13,575,314
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.1%	11,683
	TOTAL NET ASSETS - 100.0%	$13,586,997

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

ASSETS
Investment securities:
At cost	$11,894,034
At value	$13,575,314
Receivable for securities sold	341,948
Cash at broker	64,133
Dividends and interest receivable	11,226
Prepaid expenses	6,091
TOTAL ASSETS	13,998,712

LIABILITIES
Payable for investments purchased	356,465
Due to custodian	20,219
Payable for Fund shares redeemed	20,000
Distribution (12b-1) fees payable	2,798
Payable to Advisor	1,569
Payable to related parties	3,755
Accrued expenses	6,909
TOTAL LIABILITIES	411,715
NET ASSETS	$13,586,997

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$11,573,093
Accumulated Earnings	2,013,904
NET ASSETS	$13,586,997

Net Asset Value Per Share:
Class A Shares:
Net Assets	$13,586,997
Shares of beneficial interest outstanding	1,114,533
Net asset value (Net Assets ÷ Shares Outstanding) (a)(b)	$12.19
Maximum offering price per share (net asset value plus maximum sales charge of 4.00%) (c)	$12.70

(a)	For certain Class A purchases of $1 million or more, a 0.50% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $250,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2020

INVESTMENT INCOME
Dividends (net of withholding taxes of $1,457)	$174,420
Interest	5,234
TOTAL INVESTMENT INCOME	179,654

EXPENSES
Investment advisory fees	65,471
Distribution (12b-1) fees:
Class A	15,048
Class C ^	5,280
Administrative services fees	21,010
Accounting services fees	12,676
Transfer agent fees	11,997
Compliance officer fees	10,566
Audit fees	8,206
Legal fees	7,495
Trustees’ fees and expenses	6,764
Registration fees	6,370
Custodian fees	3,730
Printing and postage expenses	3,311
Third party administrative servicing fees	732
Insurance expense	182
Other expenses	2,957
TOTAL EXPENSES	181,795

Less: Fees waived by the advisor	(63,427)
NET EXPENSES	118,368

NET INVESTMENT INCOME	61,286

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investment transactions	274,365
Net change in unrealized depreciation on:
Investment transactions and foreign currency translations	(1,264,850)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(990,485)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(929,199)

^	On January 30, 2020, Class C shares of Beech Hill Total Return Fund converted into Class A shares.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2020	December 31,
	(Unaudited)	2019
FROM OPERATIONS
Net investment income	$61,286	$91,010
Net realized gain from investment transactions	274,365	883,021
Net realized gain on options written	—	14,589
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,264,850)	1,583,054
Net increase (decrease) in net assets resulting from operations	(929,199)	2,571,674

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(63,557)	(367,745)
Class C	—	(267,379)
Total distributions to shareholders	(63,557)	(635,124)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A ^	6,832,725	240,800
Class C	—	1,029,452
Net asset value of shares issued in reinvestment of distributions:
Class A	62,998	364,376
Class C	—	267,379
Payments for shares redeemed:
Class A	(414,388)	(1,344,350)
Class C ^	(6,156,125)	(666,358)
Net increase (decrease) in net assets from shares of beneficial interest	325,210	(108,701)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(667,546)	1,827,849

NET ASSETS
Beginning of Period	14,254,543	12,426,694
End of Period	$13,586,997	$14,254,543

^	494,734 Class C shares converted into 476,396 Class A shares, amounting to $6,136,125, during the six months ended June 30, 2020 and 8,453 Class C shares converted into 8,156 Class A shares, amounting to $103,136, during the year ended December 31, 2019. Please see Note 1 for additional details.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2020	December 31,
	(Unaudited)	2019
SHARE ACTIVITY
Class A:
Shares Sold ^	533,859	18,905
Shares Reinvested	5,703	28,717
Shares Redeemed	(35,670)	(106,122)
Net increase (decrease) in shares of beneficial interest outstanding	503,892	(58,500)

Class C:
Shares Sold	—	87,984
Shares Reinvested	—	21,825
Shares Redeemed ^	(496,309)	(54,743)
Net increase (decrease) in shares of beneficial interest outstanding	(496,309)	55,066

^	494,734 Class C shares converted into 476,396 Class A shares, amounting to $6,136,125, during the six months ended June 30, 2020 and 8,453 Class C shares converted into 8,156 Class A shares, amounting to $103,136, during the year ended December 31, 2019. Please see Note 1 for additional details.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented

	Class A
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30, 2020		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.09		$11.34	$12.90	$10.61	$9.86	$10.94
Activity from investment operations:
Net investment income (1)	0.06		0.12	0.11	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	(0.90)		2.25	(1.44)	2.25	0.74	(0.93)
Total from investment operations	(0.84)		2.37	(1.33)	2.35	0.84	(0.84)
Less distributions from:
Net Investment Income	(0.06)		(0.10)	(0.03)	(0.06)	(0.09)	(0.24)
Net Realized Gain	—		(0.52)	(0.20)	—	—	—
Total distributions	(0.06)		(0.62)	(0.23)	(0.06)	(0.09)	(0.24)
Paid-in-Capital From Redemption Fees	—		—	—	—	— (4)	— (4)
Net asset value, end of period	$12.19		$13.09	$11.34	$12.90	$10.61	$9.86
Total return (2)	(6.39	)% (6)	21.11%	(10.38)%	22.20%	8.56%	(7.71)%
Net assets, at end of period (000s)	$13,587		$7,994	$7,587	$1,290	$1,105	$949
Ratio of gross expenses to average net assets (3)(5)	2.73	% (7)	2.68%	2.65%	2.75%	2.56%	2.59%
Ratio of net expenses to average net assets (5)	1.75	% (7)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (5)	1.04	% (7)	0.99%	0.89%	0.88%	0.99%	0.86%
Portfolio Turnover Rate	41	% (6)	48%	57%	56%	80%	80%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	Amount represents less than $0.01 per share.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized for periods less than one full year.

See accompanying notes to financial statements.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2020

1.	ORGANIZATION

The Beech Hill Total Return Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks total return from income and capital appreciation. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.00%. Load-waved purchases of Class A shares may be subject to a contingent deferred sales charge of up to 0.50% on shares redeemed within 18 months of purchase. Redemptions of Class A shares may be subject to a redemption fee of 1.00% if held less than 30 days.

Effective January 30, 2020, remaining Class C shares of Beech Hill Total Return Fund were converted into Class A shares. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and -ask prices on the valuation date. The independent pricing service- does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$11,746,043	$—	$—	$11,746,043
Preferred Stock	625,610	—	—	625,610
Real Estate Investment Trust (REIT)	284,220	—	—	284,220
Short-Term Investment	919,441	—	—	919,441
Total	$13,575,314	$—	$—	$13,575,314

The Fund did not hold any Level 3 securities during the period.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, Nebraska (for fiscal years prior to fiscal year ended December 31, 2019) and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liability as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The amount of realized gains on derivative instruments during the period, as disclosed within the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund. There were no derivatives held at June 30, 2020.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $5,271,097 and $4,787,923 respectively.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Beech Hill Advisors, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the six months ended June 30, 2020, the Advisor earned $65,471 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses’ fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses) borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation do not exceed 1.75% per annum of the Fund’s average daily net assets for Class A shares, respectively (the “expense limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund Operating Expenses attributable to Class A shares subsequently exceed the expense limitation the reimbursements shall be suspended. As of June 30, 2020, fee waivers and expense reimbursements subject to total recapture by the Advisor was $126,054 by December 31, 2020, and $127,818 by December 31, 2021 and $126,310 by December 31, 2022.

The Advisor may seek reimbursement only for total expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

For the six months ended June 30, 2020, the Advisor waived fees in the amount of $63,427 pursuant to the Waiver Agreement.

During the six months ended June 30, 2020, Beech Hill Securities, Inc., a registered broker/dealer and an affiliate of the Fund, executed trades on behalf of the Fund. Beech Hill Advisors, Inc. received $11,882 in brokerage commissions.

The Trust has adopted the Trust’s Master Distribution Plan and Agreement (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Class A and Class C shares. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Fund’s Class A shares incurred $15,048 of said 12b-1 fees, during the six months ended June 30, 2020. The Fund’s Class C shares incurred $5,280 of said 12b-1 fees, during the period January 1, 2020 through January 30, 2020.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. For the six months ended June 30, 2020, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. For the six months ended June 30, 2020, the Fund received $0 in redemption fees.

Beech Hill Total Return Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost of investment securities for financial reporting purposes. Aggregate cost for federal tax purposes is $11,931,775 for the Fund and differs from market value by net unrealized appreciation (depreciation) consisting of:

Gross unrealized appreciation:	$2,213,488
Gross unrealized depreciation:	(569,949)
Net unrealized appreciation:	$1,643,539

The tax character of Fund distributions paid for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$75,147	$6,687
Long-Term Capital Gain	559,977	224,537
	$635,124	$231,224

As of December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	Depreciation	Earnings/(Losses)
$17,003	$81,268	$—	$—	$—	$2,908,389	$3,006,660

The difference between book basis and tax basis accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2020, Pershing LLC held 99.61% of the voting securities and may be deemed to control the Fund.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Beech Hill Total Return Fund
ADDITIONAL INFORMATION (Unaudited)
June 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended June 30, 2020, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Beech Hill Total Return Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the Beech Hill Total Return Fund, you incur two types of costs: (1) transaction costs, including (a) redemption fees on redemptions made within 30 days of purchase and (b) sales charges (loads) on purchases of, or contingent deferred sales charges on certain redemptions of, Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Beech Hill Total Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

Actual Expenses

The “Actual” column in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provide information about hypothetical account values and hypothetical expenses based on the Beech Hill Total Return Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
(5% return before
			Actual		expenses)
		Beginning		Expenses		Expenses
	Annualized	Account	Ending	Paid	Ending	Paid
	Expense	Value	Account Value	During	Account Value	During
	Ratio	1/1/20	6/30/20	Period*	6/30/20	Period**

Beech Hill Total Return Fund Class A	1.75%	$1,000.00	$936.10	$8.42	$1,016.16	$8.77

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-760-0005 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-760-0005.

INVESTMENT ADVISOR
Beech Hill Advisors, Inc
880 Third Ave., 16th Floor
New York, NY 10022

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/31/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/31/2020

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 8/31/2020